SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
December 1, 2009 (November 25, 2009)

DYNEGY INC.

DYNEGY HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware Delaware	001-33443 000-29311	20-5653152 94-3248415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400
(Registrant’s telephone number, including area code)

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 2.01 regarding the Notes, the Fifth Supplemental Indenture, the Notes Registration Rights Agreement, and Amendment No.1 (each as defined below) is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

The information regarding the termination of the Old Shareholder Agreement (as defined below) and the Corporate Opportunity Agreement (as defined below) set forth under Item 2.01 is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

Transaction with LS Power and Affiliates

On November 25, 2009, the Purchase and Sale Agreement by and between Dynegy Inc. ("Dynegy"), Dynegy Holdings Inc. ("DHI"), and certain other affiliates (collectively, "we", "us", "our", and "ours") and LS Power Partners, L.P. and certain of its affiliates ("LS Power"), originally executed on August 9, 2009 and filed on a Current Report on Form 8-K on August 13, 2009, was amended ("Amendment No. 1").  Amendment No. 1 provides, in part, for closing of the transaction on November 30, 2009 and the extinguishment of certain indemnity and other claims by LS Power resulting from or arising out of specified events, in exchange for a working capital adjustment in favor of LS Power of $45 million.  Amendment No. 1 is attached hereto as Exhibit 2.01 and is incorporated herein by reference.

On December 1, 2009, Dynegy issued a press release announcing the completion of the previously announced transaction with LS Power.  The press release is attached hereto as Exhibit 99.2.

At closing, (i) Dynegy sold to LS Power its ownership interests in: Dynegy Arlington Valley, LLC; Griffith Energy LLC; Bridgeport Energy LLC; Rocky Road Power, LLC; Tilton Energy LLC; Riverside Generating Company, LLC; Bluegrass Generation Company, L.L.C.; Renaissance Power, L.L.C.; Sandy Creek Services, LLC; and Dynegy Sandy Creek Holdings, LLC (collectively, the “Ownership Interests”), and (ii) on December 1, 2009, DHI issued toAdio Bond, LLC, an affiliate of LS Power (“Adio Bond”), $235 million aggregate principal amount of its 7.5 percent Senior Unsecured Notes due 2015 (the “Notes”).

In exchange for the Ownership Interests and the Notes, we received at closing approximately $970 million in cash (consisting, in part, of the release of $175 million of restricted cash on our unaudited condensed consolidated balance sheets that was used to support our funding commitment to Sandy Creek and approximately $200 million for the Notes), subject to further working capital adjustments, and 245 million shares of Dynegy’s Class B common stock.  The remaining 95 million shares of Dynegy’s Class B common stock held by LS Power converted at closing to the same number of shares of Dynegy’s Class A common stock, thereby eliminating Dynegy’s dual class common stock structure.  We intend to use the proceeds from the transaction to retire or purchase a portion of our outstanding debt, with a focus on near-term maturities.

Notes and Related Registration Rights Agreement

As part of the closing as noted above, DHI issued the Notes to Adio Bond on December 1, 2009.  The terms and conditions of the Notes are substantially identical to DHI’s previously issued 7.5 percent Senior Unsecured Notes due 2015.  The Notes were issued under a senior debt indenture, dated as of September 26, 1996, as amended and restated as of March 23, 1998 and again as of March 14, 2001, entered into between DHI and Wilmington Trust Company (as successor to JPMorgan Chase Bank, N.A., successor to Bank One Trust Company, N.A.), as trustee, as supplemented by a Fifth Supplemental Indenture dated as of December 1, 2009 (the “Fifth Supplemental Indenture”).

The Notes will mature on June 1, 2015.  Interest on the Notes will accrue at a rate of 7.5 percent per annum and will be payable semi-annually in arrears on June 1st and December 1st of each year, beginning on June 1, 2010.  The Notes include customary covenants and events of default.  The Notes are DHI’s senior unsecured obligations and rank equal in right of payment to all of DHI’s existing and future senior unsecured indebtedness, and are senior to all of DHI’s existing, and any of its future, subordinated indebtedness.  DHI’s secured debt and its other secured obligations are effectively senior to the Notes to the extent of the value of the assets securing such debt or other obligations.  Neither Dynegy nor any of DHI’s subsidiaries have guaranteed the Notes and, as a result, all of the existing and future liabilities of DHI’s subsidiaries are effectively senior to the Notes.  The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”).

Adio Bond may resell the Notes in private transactions in conformity with Rule 144A or pursuant to another applicable exemption from the registration requirements of the Securities Act.  In connection with the issuance of the Notes, DHI entered into a registration rights agreement with Adio Bond (the “Notes Registration Rights Agreement”) pursuant to which DHI has agreed to offer to exchange the Notes for a new issue of substantially identical notes registered under the Securities Act.In addition, we have agreed not to sell or purchase any of our debt during the 5 business day period that follows: (i) the closing date, and (ii) LS Power’s request to conduct an underwritten resale.  We have agreed to provide specified materials and support with respect to resales of the Notes, including up to two underwritten offerings and up to three “dribble-out” resales, each of not less than $25 million in principal amount of the Notes.

Shareholder Agreements

In connection with the conversion of LS Power’s remaining Class B common stock into shares of Class A common stock, Mikhail Segal, Frank E. Hardenbergh and James T. Bartlett resigned from their positions as Class B directors of Dynegy and LS Power’s special approval rights, board representation, auction rights and certain other rights associated with the former Class B common shares were eliminated.  Upon closing the transaction, the new shareholder agreement executed by Dynegy and LS Power on August 9, 2009, and filed as an exhibit to the Current Report on Form 8-K filed on August 13, 2009 (the “New Shareholder Agreement”), became effective, thereby terminating the previous shareholder agreement dated September 14, 2006 (the “Old Shareholder Agreement”).  The New Shareholder Agreement limits the acquisition and transfer by LS Power of Dynegy’s Class A common stock.  The New Shareholder Agreement further provides that Dynegy cannot issue its equity securities for its own purposes until the earlier of (i) 121 days following the closing of the transaction with LS Power, or (ii) the first date on which LS Power owns less than 10 percent of Dynegy’s then outstanding Class A common stock.

Corporate Opportunity Agreement

Upon closing of the transaction, the Corporate Opportunity Agreement dated September 14, 2006, between Dynegy and LS Power (the “Corporate Opportunity Agreement”), was terminated.  It provided, in part, that we would inform the Class B shareholders of certain potential opportunities to acquire operating electrical power generating assets.

Material Relationships

We have certain material relationships with LS Power and its affiliates, all of which are described in our Form 10-K for the year ended December 31, 2008, as supplemented by our Current Report on Form 8-K at Exhibit 99.1 as filed on November 5, 2009, which descriptions are hereby incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 2.01 regarding the Notes, the Fifth Supplemental Indenture and the Notes Registration Rights Agreement is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 regarding the conversion of Class B shares held by LS Power to Class A shares held by LS Power is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 2.01 above regarding the Old Shareholder Agreement and New Shareholder Agreement is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 2.01 regarding the resignation of (i) Mikhail Segal, (ii) Frank E. Hardenbergh and (iii) James T. Bartlett as Class B directors as of the closing is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

A copy of the press release announcing the closing of the transaction is being furnished as Exhibit 99.2 and is herein incorporated by reference.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act except as shall be expressly set forth by specific reference in such filings.  In addition, this Form 8-K and the press release contain statements intended as “forward-looking statements,” which are subject to the cautionary statements about forward-looking statements set forth in such press release.

Item 9.01	Financial Statements and Exhibits.

(b)	Unaudited pro forma condensed consolidated financial statements of Dynegy Inc. and Dynegy HoldingsInc. are attached hereto as Exhibit 99.1and are incorporated herein by reference.
(d)	Exhibits:

Exhibit No.	Document
2.1	Amendment No. 1 to the Purchase and Sale Agreement, dated November 25, 2009.
4.1	Fifth Supplemental Indenture dated as of December 1, 2009 between Dynegy Holdings Inc. and Wilmington Trust Company.
4.2	7.5 percent Senior Unsecured Note due 2015 (included in Exhibit 4.1).
10.1	Registration Rights Agreement dated as of December 1, 2009 by and between Dynegy Holdings Inc. and Adio Bond, LLC.
99.1	Unaudited pro forma condensed consolidated financial statements of Dynegy Inc. and Dynegy Holdings Inc.
99.2	Press release announcing the closing of the LS Power transaction, dated December 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: December 1, 2009	By:	/s/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Senior Vice President, Deputy General Counsel

DYNEGY HOLDINGS INC.
(Registrant)

Dated: December 1, 2009	By:	/s/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Senior Vice President, Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Document
2.1	Amendment No. 1 to the Purchase and Sale Agreement, dated November 25, 2009.
4.1	Fifth Supplemental Indenture dated as of December 1, 2009 between Dynegy Holdings Inc. and Wilmington Trust Company.
4.2	7.5 percent Senior Unsecured Note due 2015 (included in Exhibit 4.1).
10.1	Registration Rights Agreement dated as of December 1, 2009 by and between Dynegy Holdings Inc. and Adio Bond, LLC.
99.1	Unaudited pro forma condensed consolidated financial statements of Dynegy Inc. and Dynegy Holdings Inc.
99.2	Press release announcing the closing of the LS Power transaction, dated December 1, 2009.